                                                                  Exhibit 10aa
                                                                  ------------

                             Executive Resolution

                Pacific Telesis Group Short Term Incentive Plan

                           Administrative Amendment

     WHEREAS the Compensation and Personnel Committee of the Board of Directors of this Corporation on December 17, 1993 determined that it is appropriate from time to time to accelerate payment of awards under the Pacific Telesis Group Short Term Incentive Plan (the"Plan") and directed the Executive Vice President-Human Resources to make an administrative amendment to the Plan for such purpose;

     Now, T h e r e f o r e , be it

     RESOLVED that, effective November 15, 1996, Section 4 of the Plan is hereby amended by the addition of the following new part (d) at the end thereof:

     (d) Notwithstanding the provisions of Section 2 with respect to the timing of payment of awards, the Committee may direct that a percentage of an eligible employee's Standard Award for a Performance Year may be paid immediately prior to the end of the Performance Year, with the balance to be distributed at such time as the final determination of the award, provided that such percentage shall be determined in a manner so as to be reasonably certain that the amount paid will not exceed the award finally determined after application of the applicable performance criteria.

These resolutions are made pursuant to the delegation of authority granted to the undersigned by Section 8 of the Plan.

Executed on November 21, 1996
at San Francisco, California, by           Approved,



   /s/ J. R. Moberg                          /s/ R. W. Odgers
------------------------                    -----------------------
       J. R. Moberg                              R.W. Odgers
Executive Vice President-                   Executive Vice President
     Human Resources                          and General Counsel
 Pacific Telesis Group                        Pacific Telesis Group